--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              THE TIMKEN COMPANY
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:
                                                                        -------
     (2) Aggregate number of securities to which transaction applies:
                                                                     ----------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                                                                   ------------
     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:
                       -------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
                               ------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
                                                      -------------------------
     (3) Filing Party:
                      ---------------------------------------------------------
     (4) Date Filed:
                     ----------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                      TIMKEN
----------------------------------------------------------------------------

                                                                   NOTICE OF
                                                                        1997
                                                           Annual Meeting of
                                                                Shareholders
                                                                         and
                                                             Proxy Statement

----------------------------------------------------------------------------

THE TIMKEN COMPANY
Canton, Ohio, U.S.A.

----------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                        Page
                                                                        ----

Chairman's Letter......................................................  1

Notice of Annual Meeting...............................................  3

Proxy Statement........................................................  4

 Election of Directors.................................................  4

   Election of Class III Directors (Item No. 1)........................  5

   Information Concerning Nominees and Continuing Directors............  5

   Beneficial Stock Ownership..........................................  8

   Section 16(a) Beneficial Ownership Reporting Compliance.............  9

   Executive Compensation.............................................. 10

Shareholder Proposal (Item No. 2)...................................... 20

Auditors............................................................... 22

General................................................................ 22

                                                       [LOGO - TIMKEN]
--------------------------------------------------------------------------------
W.R. Timken, Jr.                         WORLDWIDE LEADER IN BEARINGS AND STEEL
Chairman - Board of Directors




March 5, 1997


Dear Shareholder:

The 1997 Annual Meeting of The Timken Company will be held on Tuesday, April 15, 1997, at ten o'clock in the morning at the Corporate Office of the Company in Canton, Ohio.

This year, you are being asked to act upon one matter recommended by your Board of Directors, and, if brought before the meeting, a shareholder proposal sponsored by two shareholders. Details of these matters are contained in the accompanying Notice of Annual Meeting and Proxy Statement.

Please read the enclosed information carefully before completing and returning the enclosed proxy card. Returning your proxy card as soon as possible will assure your representation at the meeting, whether or not you plan to attend.

I appreciate the strong support of our shareholders over the years and look forward to a similar vote of support at the 1997 Annual Meeting.

Sincerely,



/s/ W.R. Timken, Jr.
------------------------------
W.R. Timken, Jr.

Enclosure

                               THE TIMKEN COMPANY
                                  CANTON, OHIO
                              ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                   ------------------------------------------

The Annual Meeting of Shareholders of The Timken Company will be held on Tuesday, April 15, 1997, at 10:00 A.M., at 1835 Dueber Avenue, S.W., Canton, Ohio, for the following purposes:

       1. To elect four Directors to serve in Class III for a term of three years.

       2. To consider a shareholder proposal sponsored by two shareholders requesting the Board adopt a policy and issue a report on Board inclusiveness, if the proposal is presented at the meeting.

       3. To transact such other business as may properly come before the meeting.

Holders of Common Stock of record at the close of business on February 21, 1997, are the shareholders entitled to notice of and to vote at the meeting.

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. For your convenience, a self addressed envelope is enclosed requiring no postage if mailed in the United States.

                                           LARRY R. BROWN
                                           Vice President and General Counsel


March 5, 1997

             YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD.

                               THE TIMKEN COMPANY
                              --------------------

                                 PROXY STATEMENT

   The enclosed proxy is solicited by the Board of Directors in connection with the Annual Meeting of Shareholders to be held April 15, 1997, for the purpose of considering and acting upon the matters specified in the foregoing Notice.

   Financial and other reports will be submitted to the meeting, but it is not intended that any action will be taken on these reports. The Board of Directors is not aware that matters other than those specified in the foregoing Notice will be brought before the meeting for action. However, if any such matters should be brought before the meeting, the persons appointed as proxies may vote or act upon such matters according to their judgment.

                 MAILING ADDRESS; MAILING AND NOTIFICATION DATES

   The mailing address of the corporate offices of the Company is 1835 Dueber Avenue, S.W., Canton, Ohio 44706-2798. The approximate date on which this Proxy Statement and form of proxy will be first sent or given to shareholders is March 7, 1997. In the event that proxy soliciting material for the 1998 Annual Meeting is sent to shareholders on approximately the same date in 1998, the Company must be notified no later than November 7, 1997, of any shareholder proposals to be presented at the 1998 Annual Meeting, if such proposals are to be set forth in the 1998 proxy soliciting material.

                              ELECTION OF DIRECTORS

   The Company presently has twelve Directors who, pursuant to the Amended Regulations of the Company, are divided into three classes with four Directors in each Class. At the 1997 Annual Meeting, four Directors will be elected to serve in Class III for a three year term to expire at the 2000 Annual Meeting. Under Ohio law and the Company's Amended Regulations, candidates for Directors receiving the greatest number of votes shall be elected.

   If any nominee becomes unable, for any reason, to serve as a Director, or should a vacancy occur before the election (which events are not anticipated), the Directors then in office may substitute another person as a nominee or may reduce the number of nominees to such extent as they shall deem advisable.

                                   ITEM NO. 1
                                   ----------
                         ELECTION OF CLASS III DIRECTORS

     The Board of Directors, by resolution at its February 7, 1997 meeting, nominated the four individuals set forth below to be elected Directors in Class III at the 1997 Annual Meeting to serve for a term of three years expiring at the Annual Meeting in 2000 (or until their respective successors are elected and qualified). All of the nominees have been previously elected as a Director by the shareholders. Each of the nominees listed below has consented to serve as a Director if elected.

   Unless otherwise indicated on any proxy, the persons named as proxies on the enclosed proxy form intend to vote the shares the form represents for the election of the nominees named below.

     The following table, based in part on information received from the respective nominees and in part from the records of the Company, sets forth information regarding each nominee as of January 23, 1997.


                                BUSINESS EXPERIENCE FOR LAST FIVE YEARS;                CONTINUOUSLY
NAME OF NOMINEE                 DIRECTORSHIPS OF PUBLICLY HELD COMPANIES                    SINCE
---------------                 ----------------------------------------                ------------
Stanley C. Gault               71, Retired Chairman of the Board of The                      1988
                               Goodyear Tire and Rubber Company, manufacturer
                               and distributor of tires, chemicals, polymers,
                               plastic film and other rubber products.
                               Previous positions: Chairman of the Board
                               and Chief Executive Officer of The
                               Goodyear Tire and Rubber Company;
                               Chairman of the Board and Chief Executive
                               Officer of Rubbermaid Incorporated,
                               manufacturer and distributor of rubber and
                               plastic products for consumer and institutional
                               markets.
                               Director of:  Avon Products, Inc.;
                               International Paper Company;
                               Wal-Mart Stores, Inc.

John M. Timken, Jr.            45, Private Investor.                                         1986

W. R. Timken, Jr.              58, Chairman - Board of Directors.                            1965
                               Director of:  Diebold, Incorporated;
                               The Louisiana Land & Exploration
                               Company; TRINOVA Corporation.

Alton W. Whitehouse            69, Retired Chairman and Chief                                1986
                               Executive Officer of The Standard
                               Oil Company, principally producer
                               of domestic oil and natural gas.
                               Director of:  Cleveland Cliffs, Inc.




                              CONTINUING DIRECTORS

   The remaining eight Directors, named below, will continue to serve in their respective classes until their term expires. The following table, based in part on information received from the respective Directors and in part from the records of the Company, sets forth information regarding each continuing
Director as of January 23, 1997.

                                  AGE; PRINCIPAL POSITION OR OFFICE;                                       DIRECTOR
                                BUSINESS EXPERIENCE FOR LAST FIVE YEARS;                      TERM       CONTINUOUSLY
NAME OF DIRECTOR                DIRECTORSHIPS OF PUBLICLY HELD COMPANIES                     EXPIRES         SINCE
----------------                ----------------------------------------                     -------      -----------
Robert Anderson                76, Chairman Emeritus and Former Chairman                   April, 1998       1988
                               of the Board and Chief Executive Officer of
                               Rockwell International Corporation, a
                               multi-industry company applying advanced
                               technology to a wide range of products in its
                               automation, avionics and communications,
                               semiconductor systems and automotive businesses.
                               Director of: Optical Data Systems, Inc.;
                               Gulfstream Aerospace Corporation.

J. Clayburn La Force, Jr.      68, Dean Emeritus and Professor Emeritus,                   April, 1999       1994
                               The John E. Anderson Graduate
                               School of Management, University
                               of California, Los Angeles.
                               Previous positions: Acting Dean,
                               Hong Kong University of Science
                               and Technology;
                               Dean, John E. Anderson Graduate School
                               of Management.
                               Director of: Eli Lilly and Company;
                               Rockwell International Corporation;
                               Jacobs Engineering Group, Inc.;
                               The BlackRock Funds; Imperial Credit
                               Industries, Inc.; Payden & Rygel
                               Investment Trust; Provident Investment
                               Counsel Mutual Funds.

Robert W. Mahoney              60, Chairman of the Board and                               April, 1999       1992
                               Chief Executive Officer of Diebold,
                               Incorporated, a company specializing in the
                               automation of self-service transactions,
                               security products, software and service for
                               its products.
                               Previous position: President and Chief
                               Executive Officer of Diebold, Incorporated.
                               Director of: Diebold, Incorporated; Sherwin-
                               Williams Co.

Jay A. Precourt                59, Vice Chairman, President and Chief                      April, 1999       1996
                               Executive Officer of Tejas Gas
                               Corporation, intrastate gatherer,
                               transporter and marketer of natural gas.
                               Director of:  Tejas Gas Corporation;
                               Dresser Industries, Inc.; Founders Funds, Inc.



                                AGE; PRINCIPAL POSITION OR OFFICE;                                         DIRECTOR
                              BUSINESS EXPERIENCE FOR LAST FIVE YEARS;                    TERM           CONTINUOUSLY
NAME OF DIRECTOR              DIRECTORSHIPS OF PUBLICLY HELD COMPANIES                   EXPIRES            SINCE
----------------                ----------------------------------------                 -------         ------------
Ward J. Timken                54, Vice President.                                        April, 1998        1971
                              Previous position:  Director  - Human
                              Resource Development.

Joseph F. Toot, Jr.           61, President and Chief Executive Officer.                 April, 1999        1968
                              Previous position: President.
                              Director of: Rockwell International
                              Corporation.

Martin D. Walker              64, Chairman of M. A. Hanna Company,                       April, 1998        1995
                              an international specialty chemicals
                              company, whose primary businesses
                              are plastics and rubber compounding,
                              color and additive concentrates and
                              distribution of plastic resins and
                              engineered shapes.
                              Previous position:  Chairman and
                              Chief Executive Officer of M.A. Hanna
                              Company.
                              Director of:  M. A. Hanna Company;
                              Comerica Inc.; The Reynolds and
                              Reynolds Company; Textron Inc.

Charles H. West               62, Retired Executive Vice President and                   April, 1998        1984
                              President - Steel of The Timken Company.
                              Previous position:  Executive Vice
                              President - Steel of The Timken Company.

   W. R. Timken, Jr. and Ward J. Timken are brothers and are cousins of John M. Timken, Jr. The Board of Directors has an Audit Committee and a Compensation Committee; it does not have a Nominating Committee since the Board as a whole performs that function. Messrs. J. Clayburn La Force, Jr., Robert W. Mahoney (Chairman), Jay A. Precourt and John M. Timken, Jr. are the members of the Audit Committee, which generally monitors the audit of the Company's financial statements conducted by the auditors of the Company. Messrs. Robert Anderson, Stanley C. Gault, Martin D. Walker and Alton W. Whitehouse (Chairman) are the members of the Compensation Committee, which establishes compensation for the Company's Officers and determines incentive and performance awards. During 1996, there were eight meetings of the Board of Directors, three meetings of its Audit Committee and four meetings of its Compensation Committee. All nominees for Director and all continuing Directors attended 75 percent or more of the meetings of the Board and its Committees which they were eligible to attend.

   Each nonemployee Director who served in 1996 was paid at the annual rate of $25,000 for services as a Director. Each nonemployee Director serving at the time of the Annual Meeting of Shareholders on April 16, 1996 received a grant of 200 shares of Common Stock under The Timken Company Long-Term Incentive Plan, as Amended and Restated, following the meeting, and such Directors will continue to receive annual grants of 200 shares of Common Stock under the Plan following the Annual Meeting of Shareholders each year for so long as they continue to serve as nonemployee Directors. Upon election to the Board, a new nonemployee Director receives a grant of 1,000 restricted shares under The Timken Company Long-Term Incentive Plan, as Amended and Restated. Members of the Audit Committee and the Compensation Committee received additional compensation at the rate of $10,000 per year for the Committee Chairmen and $5,000 per year for each regular Committee member. Any Director may elect to defer the receipt of all or a certain specified portion of these fees based upon an Optional Deferment of Directors' Fees Plan. Under this Plan, amounts deferred by a Director earn interest and are payable to the Director in a lump sum on the date previously elected by him or in installment payments beginning when the Director ceases to be a Director. Directors who are employees of the Company receive no separate fees as Directors of the Company.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table shows, as of January 23, 1997, the beneficial ownership of Common Stock of the Company by each continuing Director and nominee for election as a Director, by the Chief Executive Officer (who is also a Director) and the four other most highly compensated Executive Officers during 1996 (one of whom is also a Director), and by all continuing Directors, nominees for Director and Officers as a group. Beneficial ownership of Common Stock has been determined for this purpose in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 and is based on the sole or shared power to vote or direct the voting or to dispose or direct the disposition of Common Stock. Beneficial ownership as determined in this manner does not necessarily bear on the economic incidents of ownership of Common Stock.


                                                AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP OF COMMON STOCK
                                   -------------------------------------------------------------------------------------

                                      SOLE VOTING
                                          OR                SHARED VOTING                                   PERCENT OF
                                      INVESTMENT            OR INVESTMENT              AGGREGATE              CLASS
              NAME                       POWER                  POWER                   AMOUNT
   ----------------------------    ------------------    --------------------     --------------------     -------------
   Robert Anderson                       2,800                  ----                    2,800                   *

   Bill J. Bowling                      52,155 (1)              ----                   52,155 (1)               *

   Stanley C. Gault                      8,800                  ----                    8,800                   *

   J. Clayburn La Force, Jr.             1,717                  ----                    1,717                   *

   Robert L. Leibensperger              52,235 (1)              ----                   52,235 (1)               *

   Robert W. Mahoney                     1,954                  ----                    1,954                   *

   Jay A. Precourt                       2,000                  ----                    2,000                   *

   Thomas W. Strouble                   25,111 (1)               100                   25,211 (1)               *

   John M. Timken, Jr.                  165,186              134,975 (2)              300,161 (2)                1.0

   Ward J. Timken                       178,539 (1)        3,260,833 (2)            3,439,372 (1) (2)           11.0

   W. R. Timken, Jr.                    136,698 (1)        3,830,402 (2)            3,967,100 (1) (2)           12.7

   Joseph F. Toot, Jr.                  200,956 (1)              100                  201,056 (1)                *

   Martin D. Walker                      2,273                  ----                    2,273                    *

   Charles H. West                      135,179 (1)              319                  135,498 (1)                *

   Alton W. Whitehouse                   4,800                  ----                    4,800                    *



   All Directors, Nominees           1,142,419 (1)          3,925,455               5,067,874 (1)               16.0
   for Director and Officers
   as a Group (3)


* Percent of class is less than 1%

       (1) Includes shares which the individual or group named in the table has the right to acquire, on or before March 24, 1997, through the exercise of stock options pursuant to the 1985 Incentive Plan and the Long-Term Incentive Plan, as Amended and Restated, as follows:
              Bill J. Bowling - 35,773; Robert L. Leibensperger - 32,875; Thomas
              W. Strouble - 12,950; Ward J. Timken - 1,300; W. R. Timken, Jr. - 24,025; Joseph F. Toot, Jr. - 167,377; Charles H. West - 94,800;
              all Directors, Nominees and Officers as a Group - 464,814. Such shares have been treated as outstanding for the purpose of calculating the percentage of the class beneficially owned by such individual or group, but not for the purpose of calculating the percentage of the class owned by any other person.

       (2) Includes shares for which another individual named in the table is also deemed to be the beneficial owner, as follows: John M. Timken, Jr. - 129,875; Ward J. Timken - 3,171,428; W. R. Timken, Jr. - 3,408,619.

       (3) The number of shares beneficially owned by all Directors, nominees for Directors and Officers as a group has been calculated to eliminate duplication of beneficial ownership.

       Members of the Timken family, including Messrs. John M. Timken, Jr., Ward
J. Timken and W. R. Timken, Jr., have in the aggregate sole or shared voting power with respect to at least an aggregate of 5,818,454 shares (18.7%) of Common Stock, which amount includes 25,325 shares that members of the Timken family have the right to acquire, on or before March 24, 1997, as set forth in footnote (1) above. The members of the Timken family identified in the table are not deemed to be the beneficial owners of all such shares. The Timken Foundation of Canton, 236 Third Street, S.W., Canton, Ohio 44702, holds 2,623,972 of these shares, representing 8.4% of the outstanding Common Stock. Messrs. Ward J. Timken, W. R. Timken, Jr. and Don D. Dickes are trustees of the Foundation and share the voting and investment power.

       Participants in the Company's Savings and Investment Pension Plan have voting power over an aggregate of 2,835,540 shares (9.1%) of Common Stock of the Company.

       A filing with the Securities and Exchange Commission dated February 12, 1997, by Brinson Partners, Inc., 209 South LaSalle, Chicago, Illinois 60604, indicates that this entity and its affiliated companies have or share voting or investment power over 2,181,423 shares (7.0%) of the Company's outstanding Common Stock.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       An option grant awarded to Ward J. Timken in 1995 was inadvertently omitted from his reports filed pursuant to Section 16(a) of the Securities Exchange Act for that year and was reported late in his Form 5 for 1996.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

     The following table sets forth information concerning 1994, 1995 and 1996 compensation for the Company's Chief Executive Officer and the four other most highly compensated Executive Officers who were Executive Officers during 1996.



                                    ----------------------- ------------------------------------- -----------
                                                   ANNUAL                       LONG TERM
                                                COMPENSATION                   COMPENSATION
                                           -----------------------  --------------------------------
                                                                                  AWARDS
                                                                   -------------------------------------
                                                                          (A)
                                                                      RESTRICTED         SECURITIES         (B)
NAME AND                                                                 STOCK           UNDERLYING      ALL OTHER
PRINCIPAL POSITION                 YEAR      SALARY       BONUS        AWARD(S)            OPTIONS          COMP
                                               ($)         ($)            ($)                (#)            ($)
-------------------------------- --------- ------------ ---------- ------------------ ------------------ -----------
Joseph F. Toot, Jr.                1996      693,902    500,000         298,948             31,000          51,285
  President and                    1995      626,826    421,000         254,856             28,000          45,670
  Chief Executive Officer          1994      596,223    366,000         196,000             25,000          27,082
-------------------------------- --------- ------------ ---------- ------------------ ------------------ -----------
W. R. Timken, Jr.                  1996      619,631    416,000         116,396             31,000          45,799
  Chairman - Board of              1995      560,577    376,000          71,197             28,000          40,829
  Directors                        1994      534,200    327,000          56,550             25,000          24,265
-------------------------------- --------- ------------ ---------- ------------------ ------------------ -----------
Robert L. Leibensperger            1996      398,333    231,000          77,875             15,000          27,707
  Executive Vice President         1995      344,936    204,000          68,523             12,000          21,387
  and President - Bearings         1994      244,630    120,000          56,300              6,400          11,117
-------------------------------- --------- ------------ ---------- ------------------ ------------------ -----------
Bill J. Bowling (C)                1996      279,500    177,000          69,959             13,000          17,572
  Executive Vice President         1995      212,697    102,500          54,641              4,700          13,142
  and President - Steel            1994      191,900     73,000          46,400              4,000           8,827
-------------------------------- --------- ------------ ---------- ------------------ ------------------ -----------
Thomas W. Strouble (D)             1996      266,667    135,000          37,405              9,000          17,465
  Vice President -                 1995      246,582    113,000          26,614              7,000          14,793
  Technology                       1994      203,350     75,000          23,700              3,500           9,354
-------------------------------- --------- ------------ ---------- ------------------ ------------------ -----------


(A) The amounts shown are dividend equivalents earned as described in footnote A of the Option Grants in Last Fiscal Year Table. Dividend equivalents are not traditional restricted stock but deferred shares with no voting rights or statutory dividend rights. The deferred shares are subject to forfeiture until issued to the optionee, which occurs after 4 years provided the optionee remains in the continuous employ of the Company or a subsidiary and does not choose to defer issuance to a later date under the Company's Deferred Compensation Plan. In addition, they may vest earlier than 4 years in the event of retirement, disability or death. The dollar value of the deferred shares earned is equal to the total amount per share of cash dividends paid on outstanding Common Shares during the calendar year 1996 multiplied by the number of Common Shares subject to outstanding options plus unvested deferred shares. In 1996, the total cash dividend paid on outstanding Common Shares was $1.20 per share. The numbers of deferred shares earned in 1996 were as follows:
       Mr. Toot: 6,572 shares; Mr. Timken: 2,559 shares; Mr. Leibensperger:
       1,712 shares; Mr. Bowling: 1,538 shares and Mr. Strouble: 822 shares.

(B)  The amounts shown in this column have been derived as follows:
       Mr. Toot:
       --------
       1996 - $7,600 annual Company contribution to the Savings and Investment
         Pension Plan (SIP Plan).
       1996 - $43,685 annual Company contribution to the Post Tax Savings and
         Investment Pension Plan (Post Tax SIP Plan).
       Mr. Timken:
       ----------
       1996 - $7,600 annual Company contribution to the SIP Plan.
       1996 - $38,199 annual Company contribution to the Post Tax SIP Plan. Mr. Leibensperger:
       -----------------
       1996 - $7,600 annual Company contribution to the SIP Plan.
       1996 - $20,107 annual Company contribution to the Post Tax SIP Plan. Mr. Bowling:
       -----------
       1996 - $7,600 annual Company contribution to the SIP Plan.
       1996 - $9,972 annual Company contribution to the Post Tax SIP Plan.
       Mr. Strouble:
       ------------
       1996 - $7,600 annual Company contribution to the SIP Plan.
       1996 - $9,865 annual Company contribution to the Post Tax SIP Plan.

(C) Mr. Bowling was elected to the position of Executive Vice President and President-Steel effective April 1, 1996.

(D) Mr. Strouble was elected to the position of Vice President - Technology effective April 18,1995.

                        OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information concerning stock option grants made to the individuals named in the Summary Compensation Table during 1996 pursuant to The Timken Company Long-Term Incentive Plan, as Amended and Restated.

                                                                                                      GRANT DATE
                                   INDIVIDUAL GRANTS                                                      VALUE
------------------------------------------------------------------------------  -------------------------------------
                                                 PERCENT
                              (A)                OF TOTAL
                           NUMBER OF             OPTIONS
                           SECURITIES           GRANTED TO        EXERCISE                                  (B)
                           UNDERLYING           EMPLOYEES          OR BASE                              GRANT DATE
                            OPTIONS             IN FISCAL           PRICE            EXPIRATION        PRESENT VALUE
        NAME                GRANTED                YEAR           ($/SHARE)             DATE               ($)
------------------------  --------------  ------------------  ---------------   --------------------   --------------
Joseph F. Toot, Jr.             31,000             9.5%           $44.125          April 16, 2006        $326,740
W. R. Timken, Jr.               31,000             9.5%           $44.125          April 16, 2006         326,740
Robert L. Leibensperger         15,000             4.6%           $44.125          April 16, 2006         158,100
Bill J. Bowling                 13,000             4.0%           $44.125          April 16, 2006         137,020
Thomas W. Strouble               9,000             2.8%           $44.125          April 16, 2006          94,860

(A) Options granted in 1996 are exercisable starting 12 months after the date granted, with 25% of the options covered thereby becoming exercisable at that time and with an additional 25% becoming exercisable on each successive anniversary date. The options granted in 1996 provide for the crediting to the optionee of dividend equivalents (amounts equal to the dividends paid on common stock) payable in the form of Company Common
       Stock or cash, but only when total net income per share of the outstanding Common Stock is at least two and one half times the total amount of cash dividends paid per share during the calendar year. The agreements pertaining to these options also provide that such options will become exercisable in full in the event of a change in control, as defined in such agreements, of the Company. If, following a change in control, the optionee's employment is terminated, all dividend equivalents are also vested.

       For additional information about dividend equivalents, refer to Footnote
       A of the Summary Compensation Table.

(B) The rules on executive compensation disclosure issued by the Securities and Exchange Commission authorize the use of variations of the Black-Scholes option pricing model in valuing executive stock options. The Company used this model to estimate grant date present value. In applying this model, basic assumptions were made concerning variables such as expected option term, interest rates, stock price volatility and future dividend yield, to establish an initial option value. The initial option value was then reduced to reflect vesting restrictions. This adjustment was accomplished by discounting the initial option value to reflect estimates of annual executive turnover and the average vesting period. There is, of course, no assurance that the value actually realized by an executive will be at or near the estimated value, for the actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. The Company does not advocate or necessarily agree that the Black-Scholes model, even when coupled with discounting for vesting restrictions, can properly determine the value of an option.

       The following assumptions were used in establishing the initial option value: (a) an option term of 8 years, which is the expected life of the option based on historical experience of stock option exercises by executives at the Company; (b) an interest rate of 6.52%, which is the interest rate for a 8-year treasury bond on April 16, 1996; (c) volatility of .2193 calculated using the quarter ending stock price for 5 years prior to the grant date; and (d) dividend yield of 3.33%, the average amount paid annually, over the 5 years prior to grant date. The following assumptions were used to discount the initial value for vesting restrictions: (a) discount factor of 3% per year, the estimated annual turnover for executives excluding retirement, and (b) an average vesting period of 2.5 years.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information with respect to stock option grants for the individuals named in the Summary Compensation Table under The 1985 Incentive Plan of The Timken Company or The Timken Company Long-Term Incentive Plan, as Amended and Restated.

                                              (A)                                                         (B)
                              Shares                          Number of Securities                      Value of
                             Acquired        Value             Underlying Options                 In-The-Money Options
                            On Exercise     Realized           At Fiscal Year-End                 At Fiscal Year-End
                                (#)           ($)                     (#)                                 ($)
                                                       --------------------------------      -------------------------------
          Name                                           Exercisable      Unexercisable      Exercisable      Unexercisable
-------------------------  -------------  ------------   -------------   --------------      ------------     --------------
Joseph F. Toot, Jr.            18,123         $218,609       167,377           69,500          $2,299,606          $439,375
W. R. Timken, Jr.                   0                0        24,025           69,500             298,891           439,375
Robert L. Leibensperger        13,623          155,500        32,875           28,625             394,113           156,413
Bill J. Bowling                 5,352           68,270        35,773           19,775             562,332            91,272
Thomas W. Strouble              2,500           38,875        12,950           16,850             154,756            90,606

(A) The value realized on the exercise of options is based on the difference between the exercise price and the fair market value of the Company's
     Common Stock on the date of exercise.

(B) Based on the difference between the exercise price and the closing stock price on the New York Stock Exchange at year end.

                               PENSION PLAN TABLE

       The following table shows the estimated annual retirement benefits for Executive Officers in the earnings and years of service combinations indicated. Amounts shown in the table are developed assuming retirement at age 62 and Final Average Earnings equal to Remuneration in 1996.

                                               YEARS OF SERVICE (A) (B)
                                               -------------------------
      REMUNERATION (C)                   30                 35                  40
-----------------------------         -------            -------             -------
         $    400,000                 220,500            257,250             294,000
              500,000                 275,625            321,563             367,500
              600,000                 330,750            385,875             441,000
              700,000                 385,875            450,188             514,500
              800,000                 441,000            514,500             588,000
              900,000                 496,125            578,813             661,500
            1,000,000                 551,250            643,125             735,000
            1,100,000                 606,375            707,438             808,500
            1,200,000                 661,500            771,750             882,000
            1,300,000                 716,625            836,063             955,500
            1,400,000                 771,750            900,375           1,029,000

(A)  Amounts in this section of the table have been developed in accordance with the provisions of the retirement plan and individual agreements based upon a straight life annuity, not under any of the various survivor options and before adjustment for Social Security benefits (officers' benefits are subject to Social Security offsets).
     These amounts have been determined without regard to the maximum benefit limitations for defined benefit plans and the limitations on compensation imposed by the Internal Revenue Code of 1986, as amended.  The Board of
     Directors has authorized a supplemental retirement plan and individual agreements that direct the payment out of general funds of the Company of any benefits calculated under the provisions of the applicable retirement plan that may exceed these limits.

(B)  The credited years of service as of December 31, 1996, for the individuals listed in the Summary Compensation
     Table are 34 for Mr. Toot, 34 for Mr. Timken, 36 for Mr. Leibensperger, 31 for
     Mr. Bowling and 40 for Mr. Strouble.  There is no incremental benefit level for years of service in      excess
     of 40.

(C) Plan benefits are based upon average earnings, including any cash bonus plan awards for the highest five consecutive years of the ten years preceding retirement ("Final Average Earnings"). For the years prior to 1994, only fifty percent of any cash bonus plan award is included in the calculation of average earnings.


                     CHANGE IN CONTROL SEVERANCE AGREEMENTS

     The Company is a party to Severance Agreements with 13 of its senior executives (including all of those individuals named in the Summary Compensation Table). Under these Agreements, when certain events occur, such as a reduction in the individual's responsibilities or termination of the individual's employment, following a change in control of the Company (as defined in the Agreements), the individual will be entitled to receive payment in an amount, grossed up for any excise taxes payable by the individual, equal to three times the individual's annual base salary and highest annual incentive compensation during the past three years plus a lump sum amount representing a supplemental pension benefit. The individual would also receive certain benefits under the SIP Plan and the Post Tax SIP Plan. The Severance Agreements also permit the individual to resign for any reason or without reason during the 30-day period immediately following the first anniversary of the first occurrence of a change in control and receive the severance benefits. The amounts payable under these Severance Agreements are secured by a trust arrangement.

                      CHANGE IN CONTROL SEVERANCE PAY PLAN

     The Company has implemented a Severance Pay Plan covering approximately ninety key associates (other than those that are party to Severance Agreements). Under the Severance Pay Plan, an individual whose employment is terminated following a change in control (as defined in the Plan) may be entitled to receive payment in an amount equal to 150% to 200% of the individual's annual base salary (depending upon length of service), grossed up for any excise taxes payable by the individual, and may also have certain benefits continued for a period of six months. The Company has created a trust arrangement to provide funds for the enforcement of the Severance Pay Plan.


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

       The Compensation Committee (the "Committee") of the Board of Directors is composed of Robert Anderson, Stanley C. Gault, Martin D. Walker and Alton W. Whitehouse, Chairman. No member of the Committee is a former or current officer or employee of the Company or of any of its subsidiaries.

COMPENSATION PHILOSOPHY
-----------------------
     The Company's compensation philosophy focuses on both short and long-term incentive programs that, when added to base salary, provide a total compensation package that will enable the Company to attract and retain superior quality executive officers. This approach is intended to enhance Company performance and shareholder value by tying in closely the financial interests of executive officers and senior managers with those of shareholders. Specifically, the Committee's philosophy includes these three primary ingredients:

     - Provide sufficient opportunity in total direct compensation that enables the Company to attract, retain and motivate superior quality executive management.

     - Establish base salaries for executive management based upon market data from a related group of companies.

     - Link the financial interests of executive management with those of shareholders, with short and long-term incentive plans tied to corporate, business unit and individual performance.

     The Company, with the Committee's guidance and approval, has developed a compensation program based on this philosophy for executive officers, including the Chief Executive Officer and the other named executive officers. This program has three components: base salary, performance bonus and long-term incentives. Base salaries, on average, are administered at the market median. The Company relies on its performance bonus and long-term incentive awards, tied directly to individual, business unit and corporate performance, to provide total direct compensation at the desired level. The Committee determines specific compensation actions for the Chief Executive Officer and considers and acts upon recommendations made by the Chief Executive Officer regarding compensation of other executive officers and key associates.

     In 1996, the Company conducted a review of total direct compensation paid by companies having, in general, net sales from $1-6 billion dollars and which are comparable for compensation purposes. Total direct compensation includes base salary, performance bonus and long-term incentives. The Company compared total direct compensation opportunity provided to executive officers to median total direct compensation for the selected companies as reported in the 1996 Towers Perrin and Management Compensation Services ("Project 777") executive compensation surveys. Following completion of this analysis and development of proposed base salary ranges and target bonus opportunities, an independent compensation consultant reviewed the findings and met with the Committee. The Compensation Committee approved management's recommendation for revised base salary ranges and target bonus opportunities for the executive officer positions effective January 1, 1997.

     The Compensation Committee has addressed the impact of section 162(m) of the Internal Revenue Code by approving a policy whereby an executive officer may enter into an agreement to defer any compensation that exceeds the $1 million limit and by recommending changes to The Timken Company Long-Term Incentive Plan, as Amended and Restated allowing certain grants under the plan to qualify as performance-based compensation. The policy to defer compensation was adopted in November 1994 and went into effect beginning with the year 1995. Amounts of compensation that will be deferred will be credited with interest quarterly at the prime rate in effect on the last day of the calendar quarter plus 1%. The Committee believes that this policy will benefit the Company by preserving the tax deduction for executive compensation while maintaining the ability to use appropriate discretion in determining annual levels of compensation. Messrs. Toot and Timken have signed individual agreements to defer any compensation that exceeds the $1 million limit as defined in section 162(m) of the Internal Revenue Code. There will be a deferral for Messrs. Toot and Timken in regard to their 1996 compensation. The Committee will continue to monitor the executive compensation program as it is affected by current and future tax laws.

BASE SALARY
-----------
     Base salary ranges are developed to reflect the varying levels of responsibility of the Chief Executive Officer and other executive officers. The current salary ranges are based on external surveys and in consultation with an independent compensation consultant. Base salary ranges generally are equivalent to amounts paid to senior managers with comparable responsibilities for the companies studied. Periodically, the Committee reviews the recommendations of the Chief Executive Officer and the Vice President - Human Resources & Logistics and approves, with any modifications it deems appropriate, individual base salary amounts for executive officers based on individual performance and position in the salary range.

     The companies included in the surveys used to develop base salary ranges are not the same companies used in the peer group index appearing in the performance graph. For compensation purposes, the Company uses surveys of companies of similar size and industry because this is the employment market in which it competes. The performance graph, on the other hand, employs a peer index blending the Dow Jones Steel Index and seven bearing companies that are direct competitors of the Company's Bearing Business. Of the seven bearing companies, five are foreign companies. The reason for selecting the companies in the peer index had no relationship to compensation comparisons, where the Company seeks to look at other companies of similar size and industry that are more representative of the employment market for executive management whether or not they are in the bearing or steel business.

PERFORMANCE BONUS
-----------------
     The Company's Management Performance Plan provides cash bonuses to be paid to executive officers and senior managers based principally on the achievement of specific operating performance goals established annually by the Committee and thereafter approved by the Board.

     Management recommends performance goals to the Committee based upon business plans approved by management and reviewed with the Board of Directors.

     In 1996, the Management Performance Plan provided for target bonus opportunities for executive officers that ranged from 35 to 60 percent of base salary, though amounts could vary above and below that range depending upon company and business unit performance (including financial and non-financial measures) and individual accomplishment. Bonus opportunities for the Chairman of the Board and the Chief Executive Officer were based upon the attainment of corporate goals and individual performance, with bonus opportunities for the other executive officers based on a combination of corporate, business unit and individual performance. The Company requires a minimum level of earnings to fund any bonuses.

     The Plan's primary performance measurement is Return on Invested Capital defined as Earnings Before Interest and Taxes as a percentage of Beginning Invested Capital (EBIT/BIC). This measure is closely correlated with the creation of shareholder value and is the major measure from which the bonus pool is derived. In addition, in 1996 specific goals were established for three additional key measures all aligned with the creation of shareholder and customer value. The measures were achievement of Accelerated Continuous Improvement savings and performance goals, achievement of the Company's consolidated free cash flow target, and achievement of Continuous Improvement commitments for 1996.

     For the second year in a row, Corporate and Business Unit EBIT/BIC exceeded prior year results and were the highest recorded performance levels over the last ten years. To determine individual bonus payments, accomplishments of specific EBIT/BIC targets at the corporate and business unit levels were considered. In addition, discretionary adjustments were made by the Committee for achievements in the other key areas mentioned above. Finally, the bonus amounts were adjusted to reflect individual performance of the participants. This resulted in cash bonus payments for the executive officers that ranged from 71% to 42% of base salary in effect on November 1, 1996.

     At its December meeting, the Board approved the goals set by the Committee for the Management Performance Plan for 1997. In addition to corporate and business unit EBIT/BIC goals, three key areas of emphasis have been selected for 1997. These are achieve Business Plan targets for Inventory Days, achieve Business Plan targets for Sales Growth, and achieve Customer Satisfaction Goals Established for 1997. Target bonus opportunity for executive officers in 1997 will range from 40 to 65 percent of base salary. The target bonus may be adjusted for achievement of the specific EBIT/BIC goals and discretionary adjustments may be made by the Committee for the achievement of the other key performance targets.

LONG-TERM INCENTIVES
--------------------
     The Committee recommended and the shareholders approved the Company's Long-Term Incentive Plan, as Amended and Restated, effective April 16, 1996. To keep the Company's plan current, it was necessary to implement the following changes: qualification of compensation paid to executives that is subject to section 162(m) of the Internal Revenue Code; additional language permitting grants of performance shares and units; addition of limitation on the number of restricted and deferred shares that can be granted; establishment of a minimum vesting period on restricted and deferred shares; addition of transferability provision and addition of 1,500,000 shares to the plan.

     The number of shares that may be issued or transferred under the Plan may not exceed in the aggregate 2,900,000 shares of Common Stock. Although awards under the Plan can be made in the form of non-qualified stock options, incentive stock options, appreciation rights, performance shares or performance units, restricted shares and deferred shares, the Committee has chosen to primarily grant non-qualified stock options. The option price per common share must be equal to or greater than the market value per share on the date of the grant. For grants to executive officers and the Chief Executive Officer, the Committee has granted non-qualified stock options with an option price at market value on the date of grant. The use of non-qualified stock options enables executive officers and other participants to gain value if the Company's shareholders gain value. Moreover, this Plan provides a mechanism for incentives to participants even in years when no payout is made under the Management Performance Plan. Deferred shares or restricted shares have not been granted to executive officers except when the individual has been hired into the position from outside the Company.

     Awards under the Long-Term Incentive Plan, as Amended and Restated are considered annually. On April 16, 1996, the Committee approved a grant of non-qualified stock options for the executive officers and other key associates. The initial dollar value for each participant's grant was determined by multiplying the midpoint of their salary range by a position level multiple that ranged from .25 to 1.34. The position level multiples were derived from data on similar-sized companies as reported in the Towers Perrin Long-Term Incentive Survey compiled in 1995. The number of stock options to grant was calculated by dividing each participant's salary range midpoint by the present value of the Company's stock options including dividend credits. The present value of the option was based on achieving a 10% growth in stock price and a 5% growth in dividend yield per year and was adjusted to reflect vesting restrictions. After this initial determination, management reviewed and revised as necessary the size of the proposed grant based on individual performance. The Chief Executive Officer and the Vice President Human Resources and Logistics presented the recommended grants to the Committee. The Committee reviewed and approved the long-term incentive grants considering the formula, individual performance and the number of shares allocated to the Plan.

     To drive the achievement of higher levels of earnings, the Long-Term Incentive Plan, as Amended and Restated has a dividend feature that provides additional compensation only when the Company achieves a specified level of earnings. This feature entitles each participant in the Plan to receive dividend equivalents payable in Common Shares on a deferred basis (called Deferred Dividend Shares). The dividend equivalent is calculated by multiplying the cash dividend per share paid during the year earned times the number of unexercised stock options plus any unvested Deferred Dividend Shares held by each participant. The product is divided by the average closing price of the Company's Common Stock as reported on the New York Stock Exchange for the 10 days preceding December 31 to establish the number of Deferred Dividend Shares that are credited to each participant. Unexercised stock options and unvested Deferred Dividend Shares awarded to participants prior to 1996 will earn dividend credits if net income per share for the year exceeds 200 percent of the total amount of cash dividends per share during the year. Unexercised stock options and unvested Deferred Dividend Shares awarded to participants after 1995 will earn dividend credits if net income per share for the year exceeds 250 percent of the total amount of cash dividends per share during the year. In no event may any participant in any period of one calendar year earn Deferred Dividend Shares with a value in excess of $750,000. The Deferred Dividend Shares vest 4 years from the date of grant if the associate is still in the employ of the Company and does not choose to defer them under the Company's Deferred Compensation Plan. The Deferred Dividend Shares may vest earlier than 4 years in the event of retirement, disability or death. The total number of Deferred Dividend Shares granted for 1996 was 36,428.

     Share ownership requirements have been established for executive officers and other key executives. These guidelines recommend a specific level of ownership ranging from one to three times salary be achieved within five years (seven years can be used for some exceptional circumstances) of the effective date of the guidelines.

CHIEF EXECUTIVE OFFICER COMPENSATION
------------------------------------

     The Chief Executive Officer's compensation is based upon the same factors previously discussed with regard to the executive officer compensation philosophy. The components making up his compensation include base salary, performance bonus and long-term incentives. The base salary range for the Chief Executive Officer is determined using survey data in the same manner as for other executive officers. Effective February 1, 1996, Mr. Toot's base salary was increased 12 percent. Mr. Toot's prior base salary increase was on January 1, 1995 in the amount of 1.9% as a result of a reduction in the vacation allowance for executives.

     The Chief Executive Officer's compensation is related to the Company's performance through the Management Performance Plan and the Long-Term Incentive Plan, as Amended and Restated. The methodology used to calculate Mr. Toot's compensation under either plan is the same as for other executive officers.

     The Company's overall performance, as well as its performance with regard to cash flow, achievement of Accelerated Continuous Improvement savings and performance improvement goals, and the achievement of continuous improvement commitments, resulted in a 1996 performance bonus of $500,000 for Mr. Toot.

     On April 16, 1996, Mr. Toot, along with the other executive officers, received non-qualified stock options pursuant to the provisions of The Timken Company Long-Term Incentive Plan, as Amended and Restated approved by shareholders on April 16, 1996. Mr. Toot received non-qualified stock options for 31,000 shares as a result of the 1996 grant.

     The Company's earnings performance in 1996 of $4.43 per share, was 369 percent of the cash dividends on the Company's Common Stock of $1.20 per share. As a result, on December 31, 1996, Mr. Toot, along with the other executive officers, was credited with Deferred Dividend Shares representing 6,572 shares which will vest on December 31, 2,000.

     At its December meeting, the Committee conducted an evaluation of the Chief Executive Officer's performance. The Committee is pleased with Mr. Toot's leadership under which the company has achieved numerous strategic objectives. The Company continues to improve its operating results while growing and strengthening its leadership position worldwide.

     For the third year in a row, sales have grown to a record level totaling
2.4 billion dollars for 1996. After-tax earnings of $139 million were also at record levels. The Company's return on invested capital, as measured by EBIT/BIC, was 15.2% compared to 12.7% in 1995. Earnings per share were $4.43 in 1996, a 23% increase over the $3.60 per share in 1995.

     Mr. Toot has successfully led the Company in expanding its operations throughout the world. In 1996, the Company purchased a bearing operation in Poland and concluded a joint venture agreement in China, thus positioning itself to develop and expand sales and service to customers in the Central Europe and Asia Pacific markets, respectively. It also entered into a definitive agreement to purchase the assets of an Italian bearing manufacturer. The Company has expanded its steel operations through the acquisition domestically of Ohio Alloy Steels and Houghton & Richards, Inc. and in England of the finishing and distribution business of Sanderson & Kayser Ltd., which will enable the Company to enhance its position as a leader in the production and distribution of high alloy steels.

     These affiliations and strategic plant expansions in the United States and abroad have increased the company's geographic presence, strengthened its business leadership position and taken it further along the value-creation stream in continuing to improve service for customers. At the same time, Mr. Toot has directed continuous improvement initiatives which have reduced costs, improved productivity and enhanced customer service.

     During the 1990s, Mr. Toot's leadership has led to increasingly strong financial performance. The Company's five-year cumulative total return of 17.5% continues to lead other bearing and steel companies as reported in the peer index and for the last five years has exceeded or closely matched the return represented by the S&P 500 index.
Total shareholder return for 1996 was 23.0%, the highest in three years.

                             Compensation Committee
                                 Alton W. Whitehouse, Chairman
                                 Robert Anderson
                                 Stanley C. Gault
                                 Martin D. Walker

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
                  AMONG TIMKEN COMPANY, S&P 500 & PEER INDEX**

[GRAPHIC OMITTED]

Assumes $100 invested on January 1, 1992, in Timken Company Common Stock, S&P 500 Index and Peer Index.

                                 1992           1993            1994            1995           1996
                                -------        -------        -------         ------         -------
TIMKEN COMPANY                  $115.76        $151.59        $163.57         $182.45        $224.50
S&P 500                          107.65         118.43         119.97          164.92         202.78
70% BEARING/30% STEEL             95.87         123.80         145.52          139.10         139.75

  *Total returns assumes reinvestment of dividends.
**Fiscal year ending December 31.

     The line graph compares the cumulative, total shareholder returns over five years for The Timken Company, the S&P 500 Stock Index, and a peer index that proportionately reflects The Timken Company's two businesses. The Dow Jones Steel Index comprises 30% of the peer index and the remaining 70% is a self constructed bearing index that consists of seven companies. These seven companies are Brenco, FAG, Kaydon, Koyo, NSK, NTN, and SKF. The five international bearing companies in the index are traded in Germany, Japan and Sweden. The total returns for these markets equivalent to the S&P 500 Index were $209.69, $89.38 and $413.74, respectively, with a $100 investment over five years.

                                   ITEM NO. 2
                                   ----------
                              SHAREHOLDER PROPOSAL

     The Congregation of the Sisters of Charity of the Incarnate Word, P.O. Box 230969, 6510 Lawndale, Houston, Texas 77223-0969, owners of 1,300 shares of Common Stock, has given notice it intends to sponsor a proposal for action by the shareholders at the Annual Meeting. Citizens Trust, 111 Pine Street, Suite 1415, San Francisco, California 94111, owners of 2,300 shares of Common Stock, has given notice that it is co-sponsoring the proposal. The following supporting statement and resolution were furnished by the proponents of the shareholder proposal.

SHAREHOLDERS' STATEMENT IN SUPPORT OF THE PROPOSAL

     We believe board composition of major corporations should reflect more closely the population in the workforce and marketplace if our company is going to remain competitive. The bipartisan Glass Ceiling Commission, "Good For
Business: Making Full Use of the Nation's Human Capital," reported diversity and inclusiveness in the workplace has a positive impact on the bottom line based on Covenant Fund Report on Standard and Poor 500 companies: "...Firms that succeed in shattering their own glass ceiling racked up stock market records that were nearly 2-1/2 times better than otherwise comparable companies."

     In 1994 the Investor Responsibility Research Center reported inclusiveness at senior management and board levels at only 9% in Fortune 500 companies. The Glass Ceiling Commission reported that companies select from only half of the talent of our workforce. If we are to be prepared for the twenty-first century, we must learn how to compete in an increasingly diverse global marketplace by selecting the best people regardless of race, gender or physical challenge. We believe the judgments and perspectives of a diverse board would improve the quality of corporate decision-making. Since the board is responsible for representing shareholder interests, we urge our corporation to enlarge its search for qualified board members.

     A growing proportion of stockholders attach value to board inclusiveness. The Teachers Insurance and Annuity Association and College Retirement Equities Fund, the largest institutional investor in the United States, recently issued a set of corporate governance guidelines including a call for "diversity of directors by experience, sex, age and race."

     Robert Campbell, CEO of Sun Oil, stated in The Wall Street Journal on August 12, 1996 that, "Often what a woman or minority person can bring to the board is some perspective a company has not had before -- adding some modern-day reality to the deliberation process. Those perspectives are of great value, and often missing from an all white-male gathering. They can also be inspirational to the company's diverse workforce."

     W. R. Grace's 1996 proxy states their Board "...recognizes that its composition should reflect the global nature of the Company's operations and the diversity of its workforce. The Board also recognizes that it is in a unique position to "set the tone at the top" and to demonstrate its belief that diversity makes good business sense."

     We request the Nominating Committee of the Board make a greater effort to find qualified women and minority candidates for nomination to the Board.

THEREFORE BE IT RESOLVED THAT SHAREHOLDERS REQUEST:

1. The Board issue a policy publicly committing the company to board inclusiveness, a program of steps, and the timeline expected to move in that direction.

2.       The company issue a report by September 1997 summarizing:

         a)      efforts to encourage diversified representation on our board.
         b)      criteria for board qualification
         c)      the process of selecting the board candidates
         d) the process of selecting the board committee members including the nominating committee.

BOARD OF DIRECTORS' STATEMENT IN OPPOSITION TO THE PROPOSAL

     The Timken Company is committed to providing equal opportunity to all associates and applicants and a workplace that is free of discrimination on the basis of race, religion, national origin, sex, age or disability. It is the Company's policy to treat all associates and applicants equally according to their individual qualifications, ability, experience and other employment standards.

     It is the responsibility of the Board of Directors to select candidates for membership on the Board whose skills in light of the perceived needs of the Board at the time of selection will provide optimum representation for the shareholders' interests without regard to race, religion, national origin, gender, age or disability.

     This approach recognizes fully the value of diverse perspectives among Board members. The composition of the current Board, including as it does representatives of varied business backgrounds as well as academia, provides such diverse perspectives. Further, under the oversight of the Board, the Company's five year cumulative total return has led other steel and bearing companies as reported in the peer index and for the past four years has exceeded or closely matched the returns represented by the S&P 500 Index.

     The Board believes that the interests of the Company and its shareholders are best served by allowing the Board maximum flexibility to seek the most highly qualified Directors without establishing formalistic procedures or arbitrary deadlines. The shareholder proposal would inappropriately restrict the Board in the exercise of its responsibility and would be detrimental to the best interests of the Company and its shareholders.

VOTE REQUIRED TO ADOPT SHAREHOLDER PROPOSAL

     The affirmative vote of a majority of the votes cast at the meeting is required to adopt the shareholders' proposal. Abstentions and broker non-votes will not be counted for determining whether the proposal is adopted.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST THE ADOPTION OF THE SHAREHOLDERS' PROPOSAL.

                                    AUDITORS

   The independent accounting firm of Ernst & Young LLP has acted as the Company's auditor for many years and has been selected as the auditor for the current year. Representatives of that firm are expected to be present at the Annual Meeting and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.


                                     GENERAL

   On the record date of February 21, 1997, there were outstanding 31,173,585 shares of Common Stock, each entitled to one vote upon all matters presented to the meeting.

   The enclosed proxy is solicited by the Board of Directors, and the entire cost of solicitation will be paid by the Company. In addition to solicitation by mail, Officers and regular employees of the Company, without extra remuneration, may solicit the return of proxies by telephone, telegraph, facsimile, personal contact or other means of communication. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting material to the beneficial owners of shares held of record by them and will be reimbursed for their expenses. The Company has retained Georgeson & Co. to assist in the solicitation of proxies for a fee not to exceed $9,500, plus reasonable out-of-pocket expenses.

  Shares represented by properly executed proxies will be voted at the meeting in accordance with the shareholders' instructions. In the absence of specific instructions, the shares will be voted for the election of Directors as indicated under Item No. 1 and AGAINST Item No. 2.

   You may, without affecting any vote previously taken, revoke your proxy by a later dated proxy received by the Company, or by giving notice to the Company either in writing or at the meeting.

   First Chicago Trust Company of New York will be responsible for tabulating the results of shareholder voting. First Chicago will submit a total vote only, keeping all individual votes confidential. Representatives of First Chicago will serve as inspectors of election for the Annual Meeting. Under Ohio law and the Company's Amended Articles of Incorporation and Amended Regulations, properly executed proxies marked "abstain" will be counted for purposes of determining whether a quorum has been achieved at the Annual Meeting, but proxies representing shares held in "street name" by brokers that are not voted will not be counted for quorum purposes. Such abstentions and "broker non-votes" will not be counted in the election of Directors.

   AFTER APRIL 1, 1997, THE COMPANY WILL FURNISH TO EACH SHAREHOLDER, UPON WRITTEN REQUEST AND WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1996, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. REQUESTS SHOULD BE ADDRESSED TO SCOTT A. SCHERFF, DIRECTOR - LEGAL SERVICES AND ASSISTANT SECRETARY, THE TIMKEN COMPANY, 1835 DUEBER AVENUE, S.W. - GNE-01, CANTON, OHIO 44706-2798.

                               THE TIMKEN COMPANY

              Proxy Solicited on Behalf of the Board of Directors

P    The undersigned instructs American Express Trust Company to appoint W.R.
R    Timken, Jr., Joseph F. Toot, Jr., and Larry R. Brown, and each of them, as
O    true and lawful proxies, with full power of substitution, to vote and act
X    for the undersigned at the Annual Meeting of Shareholders of THE TIMKEN
Y COMPANY to be held at 1835 Dueber Avenue, S.W., Canton, Ohio, on April 15, 1997, at 10:00 A.M., and at any adjournment thereof, as fully as the undersigned could vote and act if personally present on the matters set forth on the reverse hereof, and, in their discretion on such other matters as may properly come before the meeting.

ITEM 1.  ELECTION OF DIRECTORS

Elect Stanley C. Gault, John M. Timken, Jr., W.R. Timken, Jr., and Alton W. Whitehouse in Class III for a term expiring at the 2000 Annual Meeting.

ITEM 2.  SHAREHOLDER PROPOSAL REGARDING BOARD INCLUSIVENESS.

PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE FOR THE LATROBE STEEL COMPANY VOLUNTARY INVESTMENT PROGRAM AND MAIL IN THE ENCLOSED ENVELOPE.

                                                            [SEE REVERSE SIDE]

-------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

TIMKEN                             PARKING:  Shareholders attending the meeting
ANNUAL MEETING                     may park in the visitor lot behind the
OF                                 Corporate Office building.
SHAREHOLDERS
                                   NOTE:  If your shares are held in street
April 15, 1997                     name, please bring a letter with you from
10:00 a.m.                         your broker stating as such to the annual
                                   meeting.
Corporate Auditorium (CIG)
The Timken Company
1835 Dueber Avenue, S.W.                [MAP]
Canton, Ohio 44706-2798
Telephone:  (330) 438-3000         THE TIMKEN COMPANY
                                   CORPORATE OFFICES
CORPORATE AUDITORIUM AND VISITORS
PARKING
                                   MAJOR ROUTES TO
                                   THE TIMKEN COMPANY

[ X ]  Please mark your
       votes as in this
       example.

The shares represented by this proxy will be voted as recommended by the Board of Directors unless otherwise specified.

The Board of Directors recommends a vote "FOR" this Item.    The Board of Directors Recommends a vote "AGAINST" this item.
-----------------------------------------------------------------------------------------------------------------------------
                                FOR   WITHHELD                                                           FOR  AGAINST ABSTAIN
1.    Election of              [   ]   [   ]                 2.  Shareholder proposal requesting the     [  ]   [  ]    [  ]
      Directors                                                  Board adopt a policy and issue a report
      (see reverse)                                              on Board inclusiveness.
For, except vote withheld from the following nominee(s):

----------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------



                         NOTE: Please sign exactly as name or names appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                         -------------------------------------------------------
                         Signature(s) of Shareholder(s)                     Date

                         -------------------------------------------------------
                         Signature if held jointly                          Date


-------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                               THE TIMKEN COMPANY

                                  CANTON, OHIO

                       ----------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                 ----------------------------------------------

     The Annual Meeting of Shareholders of The Timken Company will be held on Tuesday, April 15, 1997, at 10:00 A.M., at 1835 Dueber Avenue, S.W., Canton, Ohio, for the following purposes:

    1.  To elect four Directors of serve in Class III for a term of three years.

    2. To consider a shareholder proposal sponsored by two shareholders requesting the Board adopt a policy and issue a report on Board inclusiveness, if the proposal is presented at the meeting.

    3. To transact such other business as may properly come before the meeting.

     Holders of Common Stock of record at the close of business on February 21, 1997, are the shareholders entitled to notice of and to vote at the meeting.

     PLEASE SIGN, DATE AND RETURN THE PROXY CARD ABOVE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. For your convenience, a self-addressed envelope is enclosed requiring no postage if mailed in the United States.

     If you have any questions about he voting procedure, please contact Lynn Hill at (330) 471-3376.

                               THE TIMKEN COMPANY

              Proxy Solicited on Behalf of the Board of Directors

P    The undersigned instructs Banque Nationale De Paris to appoint W.R.
R    Timken, Jr., Joseph F. Toot, Jr., and Larry R. Brown, and each of them, as
O    true and lawful proxies, with full power of substitution, to vote and act
X    for the undersigned at the Annual Meeting of Shareholders of THE TIMKEN
Y COMPANY to be held at 1835 Dueber Avenue, S.W., Canton, Ohio, on April 15, 1997, at 10:00 A.M., and at any adjournment thereof, as fully as the undersigned could vote and act if personally present on the matters set forth on the reverse hereof, and, in their discretion on such other matters as may properly come before the meeting.

ITEM 1.  ELECTION OF DIRECTORS

Elect Stanley C. Gault, John M. Timken, Jr., W.R. Timken, Jr., and Alton W. Whitehouse in Class III for a term expiring at the 2000 Annual Meeting.

ITEM 2.  SHAREHOLDER PROPOSAL REGARDING BOARD INCLUSIVENESS.

PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE FOR THE PLAN EUROPEEN D'ACTIONNARIAT TIMKEN AND MAIL IN THE ENCLOSED ENVELOPE.


                                                            [SEE REVERSE SIDE]

-------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

TIMKEN                             PARKING:  Shareholders attending the meeting
ANNUAL MEETING                     may park in the visitor lot behind the
OF                                 Corporate Office building.
SHAREHOLDERS
                                   NOTE:  If your shares are held in street
April 15, 1997                     name, please bring a letter with you from
10:00 a.m.                         your broker stating as such to the annual
                                   meeting.
Corporate Auditorium (CIG)
The Timken Company
1835 Dueber Avenue, S.W.                [MAP]
Canton, Ohio 44706-2798
Telephone:  (330) 438-3000         THE TIMKEN COMPANY
                                   CORPORATE OFFICES
CORPORATE AUDITORIUM AND VISITORS
PARKING
                                   MAJOR ROUTES TO
                                   THE TIMKEN COMPANY

[ X ]  Please mark your
       votes as in this
       example.

The shares represented by this proxy will be voted as recommended by the Board of Directors unless otherwise specified.

The Board of Directors recommends a vote "FOR" this Item.    The Board of Directors Recommends a vote "AGAINST" this item.
-----------------------------------------------------------------------------------------------------------------------------
                                FOR   WITHHELD                                                           FOR  AGAINST ABSTAIN
1.    Election of              [   ]   [   ]                 2.  Shareholder proposal requesting the     [  ]   [  ]    [  ]
      Directors                                                  Board adopt a policy and issue a report
      (see reverse)                                              on Board inclusiveness.
For, except vote withheld from the following nominee(s):

----------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------



                         NOTE: Please sign exactly as name or names appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                         -------------------------------------------------------
                         Signature(s) of Shareholder(s)                     Date

                         -------------------------------------------------------
                         Signature if held jointly                          Date


-------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                               THE TIMKEN COMPANY

                                  CANTON, OHIO

                       ----------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                 ----------------------------------------------

     The Annual Meeting of Shareholders of The Timken Company will be held on Tuesday, April 15, 1997, at 10:00 A.M., at 1835 Dueber Avenue, S.W., Canton, Ohio, for the following purposes:

    1.  To elect four Directors of serve in Class III for a term of three years.

    2. To consider a shareholder proposal sponsored by two shareholders requesting the Board adopt a policy and issue a report on Board inclusiveness, if the proposal is presented at the meeting.

    3. To transact such other business as may properly come before the meeting.

     Holders of Common Stock of record at the close of business on February 21, 1997, are the shareholders entitled to notice of and to vote at the meeting.

     PLEASE SIGN, DATE AND RETURN THE PROXY CARD ABOVE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. For your convenience, a self-addressed envelope is enclosed requiring no postage if mailed in the United States.

     If you have any questions about he voting procedure, please contact Lynn Hill at (330) 471-3376.

                               THE TIMKEN COMPANY

              Proxy Solicited on Behalf of the Board of Directors

P    The undersigned instructs American Express Trust Company to appoint W.R.
R    Timken, Jr., Joseph F. Toot, Jr., and Larry R. Brown, and each of them, as
O    true and lawful proxies, with full power of substitution, to vote and act
X    for the undersigned at the Annual Meeting of Shareholders of THE TIMKEN
Y COMPANY to be held at 1835 Dueber Avenue, S.W., Canton, Ohio, on April 15, 1997, at 10:00 A.M., and at any adjournment thereof, as fully as the undersigned could vote and act if personally present on the matters set forth on the reverse hereof, and, in their discretion on such other matters as may properly come before the meeting.

ITEM 1.  ELECTION OF DIRECTORS

Elect Stanley C. Gault, John M. Timken, Jr., W.R. Timken, Jr., and Alton W. Whitehouse in Class III for a term expiring at the 2000 Annual Meeting.

ITEM 2.  SHAREHOLDER PROPOSAL REGARDING BOARD INCLUSIVENESS.

PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE FOR THE TIMKEN COMPANY--LATROBE STEEL COMPANY SAVINGS AND INVESTMENT PENSION PLAN AND MAIL IN THE ENCLOSED ENVELOPE.

                                                            [SEE REVERSE SIDE]

-------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

TIMKEN                             PARKING:  Shareholders attending the meeting
ANNUAL MEETING                     may park in the visitor lot behind the
OF                                 Corporate Office building.
SHAREHOLDERS
                                   NOTE:  If your shares are held in street
April 15, 1997                     name, please bring a letter with you from
10:00 a.m.                         your broker stating as such to the annual
                                   meeting.
Corporate Auditorium (CIG)
The Timken Company
1835 Dueber Avenue, S.W.                [MAP]
Canton, Ohio 44706-2798
Telephone:  (330) 438-3000         THE TIMKEN COMPANY
                                   CORPORATE OFFICES
CORPORATE AUDITORIUM AND VISITORS
PARKING
                                   MAJOR ROUTES TO
                                   THE TIMKEN COMPANY

[ X ]  Please mark your
       votes as in this
       example.

The shares represented by this proxy will be voted as recommended by the Board of Directors unless otherwise specified.

The Board of Directors recommends a vote "FOR" this Item.    The Board of Directors Recommends a vote "AGAINST" this item.
-----------------------------------------------------------------------------------------------------------------------------
                                FOR   WITHHELD                                                           FOR  AGAINST ABSTAIN
1.    Election of              [   ]   [   ]                 2.  Shareholder proposal requesting the     [  ]   [  ]    [  ]
      Directors                                                  Board adopt a policy and issue a report
      (see reverse)                                              on Board inclusiveness.
For, except vote withheld from the following nominee(s):

----------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------



                         NOTE: Please sign exactly as name or names appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                         -------------------------------------------------------
                         Signature(s) of Shareholder(s)                     Date

                         -------------------------------------------------------
                         Signature if held jointly                          Date


-------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                               THE TIMKEN COMPANY

                                  CANTON, OHIO

                       ----------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                 ----------------------------------------------

     The Annual Meeting of Shareholders of The Timken Company will be held on Tuesday, April 15, 1997, at 10:00 A.M., at 1835 Dueber Avenue, S.W., Canton, Ohio, for the following purposes:

    1.  To elect four Directors of serve in Class III for a term of three years.

    2. To consider a shareholder proposal sponsored by two shareholders requesting the Board adopt a policy and issue a report on Board inclusiveness, if the proposal is presented at the meeting.

    3. To transact such other business as may properly come before the meeting.

     Holders of Common Stock of record at the close of business on February 21, 1997, are the shareholders entitled to notice of and to vote at the meeting.

     PLEASE SIGN, DATE AND RETURN THE PROXY CARD ABOVE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. For your convenience, a self-addressed envelope is enclosed requiring no postage if mailed in the United States.

     If you have any questions about he voting procedure, please contact Lynn Hill at (330) 471-3376.

                               THE TIMKEN COMPANY

              Proxy Solicited on Behalf of the Board of Directors

P    The undersigned instructs American Express Trust Company to appoint W.R.
R    Timken, Jr., Joseph F. Toot, Jr., and Larry R. Brown, and each of them, as
O    true and lawful proxies, with full power of substitution, to vote and act
X    for the undersigned at the Annual Meeting of Shareholders of THE TIMKEN
Y COMPANY to be held at 1835 Dueber Avenue, S.W., Canton, Ohio, on April 15, 1997, at 10:00 A.M., and at any adjournment thereof, as fully as the undersigned could vote and act if personally present on the matters set forth on the reverse hereof, and, in their discretion on such other matters as may properly come before the meeting.

ITEM 1.  ELECTION OF DIRECTORS

Elect Stanley C. Gault, John M. Timken, Jr., W.R. Timken, Jr., and Alton W. Whitehouse in Class III for a term expiring at the 2000 Annual Meeting.

ITEM 2.  SHAREHOLDER PROPOSAL REGARDING BOARD INCLUSIVENESS.

PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE FOR THE TIMKEN COMPANY HOURLY PENSION INVESTMENT PLAN AND MAIL IN THE ENCLOSED ENVELOPE.

                                                            [SEE REVERSE SIDE]

-------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

TIMKEN                             PARKING:  Shareholders attending the meeting
ANNUAL MEETING                     may park in the visitor lot behind the
OF                                 Corporate Office building.
SHAREHOLDERS
                                   NOTE:  If your shares are held in street
April 15, 1997                     name, please bring a letter with you from
10:00 a.m.                         your broker stating as such to the annual
                                   meeting.
Corporate Auditorium (CIG)
The Timken Company
1835 Dueber Avenue, S.W.                [MAP]
Canton, Ohio 44706-2798
Telephone:  (330) 438-3000         THE TIMKEN COMPANY
                                   CORPORATE OFFICES
CORPORATE AUDITORIUM AND VISITORS
PARKING
                                   MAJOR ROUTES TO
                                   THE TIMKEN COMPANY

[ X ]  Please mark your
       votes as in this
       example.

The shares represented by this proxy will be voted as recommended by the Board of Directors unless otherwise specified.

The Board of Directors recommends a vote "FOR" this Item.    The Board of Directors Recommends a vote "AGAINST" this item.
-----------------------------------------------------------------------------------------------------------------------------
                                FOR   WITHHELD                                                           FOR  AGAINST ABSTAIN
1.    Election of              [   ]   [   ]                 2.  Shareholder proposal requesting the     [  ]   [  ]    [  ]
      Directors                                                  Board adopt a policy and issue a report
      (see reverse)                                              on Board inclusiveness.
For, except vote withheld from the following nominee(s):

----------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------



                         NOTE: Please sign exactly as name or names appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                         -------------------------------------------------------
                         Signature(s) of Shareholder(s)                     Date

                         -------------------------------------------------------
                         Signature if held jointly                          Date


-------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                               THE TIMKEN COMPANY

                                  CANTON, OHIO

                       ----------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                 ----------------------------------------------

     The Annual Meeting of Shareholders of The Timken Company will be held on Tuesday, April 15, 1997, at 10:00 A.M., at 1835 Dueber Avenue, S.W., Canton, Ohio, for the following purposes:

    1.  To elect four Directors of serve in Class III for a term of three years.

    2. To consider a shareholder proposal sponsored by two shareholders requesting the Board adopt a policy and issue a report on Board inclusiveness, if the proposal is presented at the meeting.

    3. To transact such other business as may properly come before the meeting.

     Holders of Common Stock of record at the close of business on February 21, 1997, are the shareholders entitled to notice of and to vote at the meeting.

     PLEASE SIGN, DATE AND RETURN THE PROXY CARD ABOVE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. For your convenience, a self-addressed envelope is enclosed requiring no postage if mailed in the United States.

     If you have any questions about he voting procedure, please contact Lynn Hill at (330) 471-3376.

                               THE TIMKEN COMPANY

              Proxy Solicited on Behalf of the Board of Directors

P    The undersigned instructs American Express Trust Company to appoint W.R.
R    Timken, Jr., Joseph F. Toot, Jr., and Larry R. Brown, and each of them, as
O    true and lawful proxies, with full power of substitution, to vote and act
X    for the undersigned at the Annual Meeting of Shareholders of THE TIMKEN
Y COMPANY to be held at 1835 Dueber Avenue, S.W., Canton, Ohio, on April 15, 1997, at 10:00 A.M., and at any adjournment thereof, as fully as the undersigned could vote and act if personally present on the matters set forth on the reverse hereof, and, in their discretion on such other matters as may properly come before the meeting.

ITEM 1.  ELECTION OF DIRECTORS

Elect Stanley C. Gault, John M. Timken, Jr., W.R. Timken, Jr., and Alton W. Whitehouse in Class III for a term expiring at the 2000 Annual Meeting.

ITEM 2.  SHAREHOLDER PROPOSAL REGARDING BOARD INCLUSIVENESS.

PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE FOR THE TIMKEN COMPANY VOLUNTARY INVESTMENT PENSION PLAN AND MAIL IN THE ENCLOSED ENVELOPE.

                                                            [SEE REVERSE SIDE]

-------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

TIMKEN                             PARKING:  Shareholders attending the meeting
ANNUAL MEETING                     may park in the visitor lot behind the
OF                                 Corporate Office building.
SHAREHOLDERS
                                   NOTE:  If your shares are held in street
April 15, 1997                     name, please bring a letter with you from
10:00 a.m.                         your broker stating as such to the annual
                                   meeting.
Corporate Auditorium (CIG)
The Timken Company
1835 Dueber Avenue, S.W.                [MAP]
Canton, Ohio 44706-2798
Telephone:  (330) 438-3000         THE TIMKEN COMPANY
                                   CORPORATE OFFICES
CORPORATE AUDITORIUM AND VISITORS
PARKING
                                   MAJOR ROUTES TO
                                   THE TIMKEN COMPANY

[ X ]  Please mark your
       votes as in this
       example.

The shares represented by this proxy will be voted as recommended by the Board of Directors unless otherwise specified.

The Board of Directors recommends a vote "FOR" this Item.    The Board of Directors Recommends a vote "AGAINST" this item.
-----------------------------------------------------------------------------------------------------------------------------
                                FOR   WITHHELD                                                           FOR  AGAINST ABSTAIN
1.    Election of              [   ]   [   ]                 2.  Shareholder proposal requesting the     [  ]   [  ]    [  ]
      Directors                                                  Board adopt a policy and issue a report
      (see reverse)                                              on Board inclusiveness.
For, except vote withheld from the following nominee(s):

----------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------



                         NOTE: Please sign exactly as name or names appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                         -------------------------------------------------------
                         Signature(s) of Shareholder(s)                     Date

                         -------------------------------------------------------
                         Signature if held jointly                          Date


-------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                               THE TIMKEN COMPANY

                                  CANTON, OHIO

                       ----------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                 ----------------------------------------------

     The Annual Meeting of Shareholders of The Timken Company will be held on Tuesday, April 15, 1997, at 10:00 A.M., at 1835 Dueber Avenue, S.W., Canton, Ohio, for the following purposes:

    1.  To elect four Directors of serve in Class III for a term of three years.

    2. To consider a shareholder proposal sponsored by two shareholders requesting the Board adopt a policy and issue a report on Board inclusiveness, if the proposal is presented at the meeting.

    3. To transact such other business as may properly come before the meeting.

     Holders of Common Stock of record at the close of business on February 21, 1997, are the shareholders entitled to notice of and to vote at the meeting.

     PLEASE SIGN, DATE AND RETURN THE PROXY CARD ABOVE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. For your convenience, a self-addressed envelope is enclosed requiring no postage if mailed in the United States.

     If you have any questions about he voting procedure, please contact Lynn Hill at (330) 471-3376.

                               THE TIMKEN COMPANY

              Proxy Solicited on Behalf of the Board of Directors

P    The undersigned instructs Barclays Global Investors to appoint W.R.
R    Timken, Jr., Joseph F. Toot, Jr., and Larry R. Brown, and each of them, as
O    true and lawful proxies, with full power of substitution, to vote and act
X    for the undersigned at the Annual Meeting of Shareholders of THE TIMKEN
Y COMPANY to be held at 1835 Dueber Avenue, S.W., Canton, Ohio, on April 15, 1997, at 10:00 A.M., and at any adjournment thereof, as fully as the undersigned could vote and act if personally present on the matters set forth on the reverse hereof, and, in their discretion on such other matters as may properly come before the meeting.

ITEM 1.  ELECTION OF DIRECTORS

Elect Stanley C. Gault, John M. Timken, Jr., W.R. Timken, Jr., and Alton W. Whitehouse in Class III for a term expiring at the 2000 Annual Meeting.

ITEM 2.  SHAREHOLDER PROPOSAL REGARDING BOARD INCLUSIVENESS.

PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE FOR THE MPB CORPORATION EMPLOYEES' SAVINGS PLAN AND MAIL IN THE ENCLOSED ENVELOPE.


                                                            [SEE REVERSE SIDE]

-------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

TIMKEN                             PARKING:  Shareholders attending the meeting
ANNUAL MEETING                     may park in the visitor lot behind the
OF                                 Corporate Office building.
SHAREHOLDERS
                                   NOTE:  If your shares are held in street
April 15, 1997                     name, please bring a letter with you from
10:00 a.m.                         your broker stating as such to the annual
                                   meeting.
Corporate Auditorium (CIG)
The Timken Company
1835 Dueber Avenue, S.W.                [MAP]
Canton, Ohio 44706-2798
Telephone:  (330) 438-3000         THE TIMKEN COMPANY
                                   CORPORATE OFFICES
CORPORATE AUDITORIUM AND VISITORS
PARKING
                                   MAJOR ROUTES TO
                                   THE TIMKEN COMPANY

[ X ]  Please mark your
       votes as in this
       example.

The shares represented by this proxy will be voted as recommended by the Board of Directors unless otherwise specified.

The Board of Directors recommends a vote "FOR" this Item.    The Board of Directors Recommends a vote "AGAINST" this item.
-----------------------------------------------------------------------------------------------------------------------------
                                FOR   WITHHELD                                                           FOR  AGAINST ABSTAIN
1.    Election of              [   ]   [   ]                 2.  Shareholder proposal requesting the     [  ]   [  ]    [  ]
      Directors                                                  Board adopt a policy and issue a report
      (see reverse)                                              on Board inclusiveness.
For, except vote withheld from the following nominee(s):

----------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------



                         NOTE: Please sign exactly as name or names appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                         -------------------------------------------------------
                         Signature(s) of Shareholder(s)                     Date

                         -------------------------------------------------------
                         Signature if held jointly                          Date


-------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                               THE TIMKEN COMPANY

                                  CANTON, OHIO

                       ----------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                 ----------------------------------------------

     The Annual Meeting of Shareholders of The Timken Company will be held on Tuesday, April 15, 1997, at 10:00 A.M., at 1835 Dueber Avenue, S.W., Canton, Ohio, for the following purposes:

    1.  To elect four Directors of serve in Class III for a term of three years.

    2. To consider a shareholder proposal sponsored by two shareholders requesting the Board adopt a policy and issue a report on Board inclusiveness, if the proposal is presented at the meeting.

    3. To transact such other business as may properly come before the meeting.

     Holders of Common Stock of record at the close of business on February 21, 1997, are the shareholders entitled to notice of and to vote at the meeting.

     PLEASE SIGN, DATE AND RETURN THE PROXY CARD ABOVE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. For your convenience, a self-addressed envelope is enclosed requiring no postage if mailed in the United States.

     If you have any questions about he voting procedure, please contact Lynn Hill at (330) 471-3376.

                               THE TIMKEN COMPANY

              Proxy Solicited on Behalf of the Board of Directors

P    The undersigned instructs Godwins Trustees Limited to appoint W.R.
R    Timken, Jr., Joseph F. Toot, Jr., and Larry R. Brown, and each of them, as
O    true and lawful proxies, with full power of substitution, to vote and act
X    for the undersigned at the Annual Meeting of Shareholders of THE TIMKEN
Y COMPANY to be held at 1835 Dueber Avenue, S.W., Canton, Ohio, on April 15, 1997, at 10:00 A.M., and at any adjournment thereof, as fully as the undersigned could vote and act if personally present on the matters set forth on the reverse hereof, and, in their discretion on such other matters as may properly come before the meeting.

ITEM 1.  ELECTION OF DIRECTORS

Elect Stanley C. Gault, John M. Timken, Jr., W.R. Timken, Jr., and Alton W. Whitehouse in Class III for a term expiring at the 2000 Annual Meeting.

ITEM 2.  SHAREHOLDER PROPOSAL REGARDING BOARD INCLUSIVENESS.

PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE FOR THE TIMKEN EUROPEAN STOCK OWNERSHIP PLAN AND MAIL IN THE ENCLOSED ENVELOPE.


                                                            [SEE REVERSE SIDE]

-------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

TIMKEN                             PARKING:  Shareholders attending the meeting
ANNUAL MEETING                     may park in the visitor lot behind the
OF                                 Corporate Office building.
SHAREHOLDERS
                                   NOTE:  If your shares are held in street
April 15, 1997                     name, please bring a letter with you from
10:00 a.m.                         your broker stating as such to the annual
                                   meeting.
Corporate Auditorium (CIG)
The Timken Company
1835 Dueber Avenue, S.W.                [MAP]
Canton, Ohio 44706-2798
Telephone:  (330) 438-3000         THE TIMKEN COMPANY
                                   CORPORATE OFFICES
CORPORATE AUDITORIUM AND VISITORS
PARKING
                                   MAJOR ROUTES TO
                                   THE TIMKEN COMPANY

[ X ]  Please mark your
       votes as in this
       example.

The shares represented by this proxy will be voted as recommended by the Board of Directors unless otherwise specified.

The Board of Directors recommends a vote "FOR" this Item.    The Board of Directors Recommends a vote "AGAINST" this item.
-----------------------------------------------------------------------------------------------------------------------------
                                FOR   WITHHELD                                                           FOR  AGAINST ABSTAIN
1.    Election of              [   ]   [   ]                 2.  Shareholder proposal requesting the     [  ]   [  ]    [  ]
      Directors                                                  Board adopt a policy and issue a report
      (see reverse)                                              on Board inclusiveness.
For, except vote withheld from the following nominee(s):

----------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------



                         NOTE: Please sign exactly as name or names appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                         -------------------------------------------------------
                         Signature(s) of Shareholder(s)                     Date

                         -------------------------------------------------------
                         Signature if held jointly                          Date


-------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                               THE TIMKEN COMPANY

                                  CANTON, OHIO

                       ----------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                 ----------------------------------------------

     The Annual Meeting of Shareholders of The Timken Company will be held on Tuesday, April 15, 1997, at 10:00 A.M., at 1835 Dueber Avenue, S.W., Canton, Ohio, for the following purposes:

    1.  To elect four Directors of serve in Class III for a term of three years.

    2. To consider a shareholder proposal sponsored by two shareholders requesting the Board adopt a policy and issue a report on Board inclusiveness, if the proposal is presented at the meeting.

    3. To transact such other business as may properly come before the meeting.

     Holders of Common Stock of record at the close of business on February 21, 1997, are the shareholders entitled to notice of and to vote at the meeting.

     PLEASE SIGN, DATE AND RETURN THE PROXY CARD ABOVE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. For your convenience, a self-addressed envelope is enclosed requiring no postage if mailed in the United States.

     If you have any questions about he voting procedure, please contact Lynn Hill at (330) 471-3376.

                               THE TIMKEN COMPANY

              Proxy Solicited on Behalf of the Board of Directors

P    The undersigned instructs Mutual Life of Canada to appoint W.R. Timken,
R    Jr., Joseph F. Toot, Jr., and Larry R. Brown, and each of them, as
O    true and lawful proxies, with full power of substitution, to vote and act
X    for the undersigned at the Annual Meeting of Shareholders of THE TIMKEN
Y COMPANY to be held at 1835 Dueber Avenue, S.W., Canton, Ohio, on April 15, 1997, at 10:00 A.M., and at any adjournment thereof, as fully as the undersigned could vote and act if personally present on the matters set forth on the reverse hereof, and, in their discretion on such other matters as may properly come before the meeting.

ITEM 1.  ELECTION OF DIRECTORS

Elect Stanley C. Gault, John M. Timken, Jr., W.R. Timken, Jr., and Alton W. Whitehouse in Class III for a term expiring at the 2000 Annual Meeting.

ITEM 2.  SHAREHOLDER PROPOSAL REGARDING BOARD INCLUSIVENESS.

PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE FOR THE CANADIAN TIMKEN LIMITED SALARIED ASSOCIATES RETIREMENT SAVINGS PLAN AND MAIL IN THE ENCLOSED ENVELOPE.

                                                            [SEE REVERSE SIDE]

-------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

TIMKEN                             PARKING:  Shareholders attending the meeting
ANNUAL MEETING                     may park in the visitor lot behind the
OF                                 Corporate Office building.
SHAREHOLDERS
                                   NOTE:  If your shares are held in street
April 15, 1997                     name, please bring a letter with you from
10:00 a.m.                         your broker stating as such to the annual
                                   meeting.
Corporate Auditorium (CIG)
The Timken Company
1835 Dueber Avenue, S.W.                [MAP]
Canton, Ohio 44706-2798
Telephone:  (330) 438-3000         THE TIMKEN COMPANY
                                   CORPORATE OFFICES
CORPORATE AUDITORIUM AND VISITORS
PARKING
                                   MAJOR ROUTES TO
                                   THE TIMKEN COMPANY

[ X ]  Please mark your
       votes as in this
       example.

The shares represented by this proxy will be voted as recommended by the Board of Directors unless otherwise specified.

The Board of Directors recommends a vote "FOR" this Item.    The Board of Directors Recommends a vote "AGAINST" this item.
-----------------------------------------------------------------------------------------------------------------------------
                                FOR   WITHHELD                                                           FOR  AGAINST ABSTAIN
1.    Election of              [   ]   [   ]                 2.  Shareholder proposal requesting the     [  ]   [  ]    [  ]
      Directors                                                  Board adopt a policy and issue a report
      (see reverse)                                              on Board inclusiveness.
For, except vote withheld from the following nominee(s):

----------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------



                         NOTE: Please sign exactly as name or names appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                         -------------------------------------------------------
                         Signature(s) of Shareholder(s)                     Date

                         -------------------------------------------------------
                         Signature if held jointly                          Date


-------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                               THE TIMKEN COMPANY

                                  CANTON, OHIO

                       ----------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                 ----------------------------------------------

     The Annual Meeting of Shareholders of The Timken Company will be held on Tuesday, April 15, 1997, at 10:00 A.M., at 1835 Dueber Avenue, S.W., Canton, Ohio, for the following purposes:

    1.  To elect four Directors of serve in Class III for a term of three years.

    2. To consider a shareholder proposal sponsored by two shareholders requesting the Board adopt a policy and issue a report on Board inclusiveness, if the proposal is presented at the meeting.

    3. To transact such other business as may properly come before the meeting.

     Holders of Common Stock of record at the close of business on February 21, 1997, are the shareholders entitled to notice of and to vote at the meeting.

     PLEASE SIGN, DATE AND RETURN THE PROXY CARD ABOVE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. For your convenience, a self-addressed envelope is enclosed requiring no postage if mailed in the United States.

     If you have any questions about he voting procedure, please contact Lynn Hill at (330) 471-3376.

                               THE TIMKEN COMPANY

              Proxy Solicited on Behalf of the Board of Directors

P    The undersigned appoints W.R.Timken, Jr., Joseph F. Toot, Jr., and Larry R.
R    Brown, and each of them, as true and lawful proxies, with full power of
O    substitution, to vote and act for the undersigned at the Annual Meeting of
X    Shareholders of THE TIMKEN COMPANY to be held at 1835 Dueber Avenue, S.W.,
Y Canton, Ohio, on April 15, 1997, at 10:00 A.M., and at any adjournment thereof, as fully as the undersigned could vote and act if personally present on the matters set forth on the reverse hereof, and, in their discretion on such other matters as may properly come before the meeting.

ITEM 1.  ELECTION OF DIRECTORS

Elect Stanley C. Gault, John M. Timken, Jr., W.R. Timken, Jr., and Alton W. Whitehouse in Class III for a term expiring at the 2000 Annual Meeting.

ITEM 2.  SHAREHOLDER PROPOSAL REGARDING BOARD INCLUSIVENESS.

PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND MAIL PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                            [SEE REVERSE SIDE]

-------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

TIMKEN                             PARKING:  Shareholders attending the meeting
ANNUAL MEETING                     may park in the visitor lot behind the
OF                                 Corporate Office building.
SHAREHOLDERS
                                   NOTE:  If your shares are held in street
April 15, 1997                     name, please bring a letter with you from
10:00 a.m.                         your broker stating as such to the annual
                                   meeting.
Corporate Auditorium (CIG)
The Timken Company
1835 Dueber Avenue, S.W.                [MAP]
Canton, Ohio 44706-2798
Telephone:  (330) 438-3000         THE TIMKEN COMPANY
                                   CORPORATE OFFICES
CORPORATE AUDITORIUM AND VISITORS
PARKING
                                   MAJOR ROUTES TO
                                   THE TIMKEN COMPANY

[ X ]  Please mark your
       votes as in this
       example.

The shares represented by this proxy will be voted as recommended by the Board of Directors unless otherwise specified.

The Board of Directors recommends a vote "FOR" this Item.    The Board of Directors Recommends a vote "AGAINST" this item.
-----------------------------------------------------------------------------------------------------------------------------
                                FOR   WITHHELD                                                           FOR  AGAINST ABSTAIN
1.    Election of              [   ]   [   ]                 2.  Shareholder proposal requesting the     [  ]   [  ]    [  ]
      Directors                                                  Board adopt a policy and issue a report
      (see reverse)                                              on Board inclusiveness.
For, except vote withheld from the following nominee(s):

----------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------



                         NOTE: Please sign exactly as name or names appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                         -------------------------------------------------------
                         Signature(s) of Shareholder(s)                     Date

                         -------------------------------------------------------
                         Signature if held jointly                          Date


-------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                               THE TIMKEN COMPANY

                                  CANTON, OHIO

                       ----------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                 ----------------------------------------------

     The Annual Meeting of Shareholders of The Timken Company will be held on Tuesday, April 15, 1997, at 10:00 A.M., at 1835 Dueber Avenue, S.W., Canton, Ohio, for the following purposes:

    1.  To elect four Directors of serve in Class III for a term of three years.

    2. To consider a shareholder proposal sponsored by two shareholders requesting the Board adopt a policy and issue a report on Board inclusiveness, if the proposal is presented at the meeting.

    3. To transact such other business as may properly come before the meeting.

     Holders of Common Stock of record at the close of business on February 21, 1997, are the shareholders entitled to notice of and to vote at the meeting.

     PLEASE SIGN, DATE AND RETURN THE PROXY CARD ABOVE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. For your convenience, a self-addressed envelope is enclosed requiring no postage if mailed in the United States.

     If you have any questions about he voting procedure, please contact Lynn Hill at (330) 471-3376.


March 5, 1997                            LARRY R. BROWN
                                         Vice President and General Counsel


                    YOUR VOTE IS IMPORTANT.  PLEASE RETURN
                               YOUR PROXY CARD.